U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): November 18, 2000

                    AMERICAN PRECIOUS METALS, INC.
         (Name of Small Business Issuer in its charter)

        Delaware                 000-30368                22-3489463
        ---------------------------------------------------------------
        (State of           Commission File No.        (I.R.S. Employer
         Incorporation)                                 I.D. Number)

                  260 Garibaldi Avenue, Lodi, New Jersey 07644
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number (973) 335-4400.

Item 5. Other Events and Regulation FD Disclosure.

     On November 13, 2000, the Company changed its name from American Precious Metals, Inc to American Global Enterprises, Inc.

     On December 21, 2000, the Company changed its name from American Global Enterprises, Inc. to American International Ventures, Inc.

Item 7. Exhibits.

    Exhibit Number         Description
    --------------         ------------------------------------------
       3.1(a)              Certificate of Amendment of Certificate of
                           Incorporation of Company filed with the
                           Secretary of State of Delaware on
                           November 13, 2000.

       3.1(b) Certificate of Amendment of Certificate of Incorporation of Company filed with the Secretary of State of Delaware on December 21, 2000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American International Ventures, Inc.

/s/Jack Wagenti
---------------
   Jack Wagenti
   President
   January 25, 2001

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


                                  EXHIBIT INDEX

     Exhibit Number                Description                             Page
     --------------        ------------------------------------------      ----
       3.1(a)              Certificate of Amendment of Certificate of        4
                           Incorporation of Company filed with the
                           Secretary of State of Delaware on
                           November 13, 2000.

       3.1(b)              Certificate of Amendment of Certificate of        5
                           Incorporation of Company filed with the
                           Secretary of State of Delaware on
                           December 21, 2000.


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